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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 14, 2004


                         SYNOVIS LIFE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                        State of Incorporation: Minnesota
                 I.R.S. Employer Identification No.: 41-1526554

                     Address of principal executive offices:
                             2575 University Ave. W.
                            St. Paul, Minnesota 55114

                        Telephone Number: (651) 603-3700

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c)      Exhibits.

                  99.1 Notice to Directors and Executive Officers of Synovis Life Technologies, Inc. dated January 14, 2004.



Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit
         Plans


On January 14, 2004, Synovis Life Technologies, Inc. (the "Company") issued a notice to its directors and executive officers concerning the Company's upcoming stock trading blackout in connection with a change in brokers for the Company's Employee Stock Purchase Plan. A copy of the notice is provided as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                            SYNOVIS LIFE TECHNOLOGIES, INC.


Dated: January 14, 2004                     By:   /s/ Connie L. Magnuson
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                                                Connie L. Magnuson
                                                Vice-President of Finance and
                                                Chief Financial Officer